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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 AND 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Earliest
Events Report:   APRIL 20, 2000                     Commission File No. 0-28633
              --------------------                                     ---------

                           OMICRON TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           FLORIDA                                       65-0032447
-------------------------------             ------------------------------------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

114 W. MAGNOLIA ST., STE 400-128, BELLINGHAM, WASHINGTON              98225
--------------------------------------------------------           -------------
        (Address of Principal Executive Offices)                     (Zip Code)

               877-903-2288
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(Registrant's area code and telephone number)


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                                8-K INFORMATION

ITEM 5: OTHER EVENTS

     On April 20, 2000, the Registrant's wholly owned subsidiary, Cyber-Web Systems Inc., changed its name to Emotive Solutions Inc.


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                                   SIGNATURES

     Pursuant to the requirement of Section 13 or 15(d) of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        OMICRON TECHNOLOGIES, INC.

DATED: MAY 4, 2000                      BY: /s/ Sak Narwal
                                            ----------------------------------
                                            Sak Narwal, President



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